Exhibit 99.1


                                  Yield Table


      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                            Settle as of 10/31/01

                           Bond Summary - Class A-3
                ----------------------------------------------
                Fixed Coupon:   4.490
                    Orig Bal:   136,000,000


                      Factor:   1.0000000
                 Factor Date:   10/15/01       Next Pmt:  11/15/01
                       Delay:   0                 Cusip:  0


                       150.00 MHP           175.00 MHP           200.00 MHP          225.00 MHP
                  -----------------    -----------------    -----------------    -----------------
  Price           Yield    Duration    Yield    Duration    Yield    Duration    Yield    Duration
  -----           -----    --------    -----    --------    -----    --------    -----    --------
  99-14           4.71     3.174       4.73     2.825       4.75     2.539       4.78     2.300
  99-15           4.70                 4.72                 4.74                 4.76
  99-16           4.69                 4.71                 4.73                 4.75
  99-17           4.68                 4.70                 4.72                 4.74
  99-18           4.67                 4.69                 4.70                 4.72
  99-19           4.66     3.175       4.68     2.826       4.69     2.540       4.71     2.301
  99-20           4.65                 4.67                 4.68                 4.70
  99-21           4.64                 4.65                 4.67                 4.68
  99-22           4.63                 4.64                 4.66                 4.67
  99-23           4.62                 4.63                 4.64                 4.65
  99-24           4.61     3.176       4.62     2.827       4.63     2.541       4.64     2.302
  99-25           4.60                 4.61                 4.62                 4.63
  99-26           4.59                 4.60                 4.61                 4.61
  99-27           4.58                 4.59                 4.59                 4.60
  99-28           4.57                 4.58                 4.58                 4.59
  99-29           4.56     3.178       4.57     2.828       4.57     2.542       4.57     2.303
  99-30           4.55                 4.55                 4.56                 4.56
  99-31           4.54                 4.54                 4.54                 4.55
  100-00          4.53                 4.53                 4.53                 4.53
  100-01          4.52                 4.52                 4.52                 4.52
  100-02          4.51     3.179       4.51     2.829       4.51     2.543       4.51     2.304
  100-03          4.50                 4.50                 4.50                 4.49
  100-04          4.49                 4.49                 4.48                 4.48
  100-05          4.48                 4.48                 4.47                 4.46
  100-06          4.47                 4.47                 4.46                 4.45
  100-07          4.46     3.180       4.46     2.830       4.45     2.544       4.44     2.305
  100-08          4.45                 4.44                 4.43                 4.42
  100-09          4.44                 4.43                 4.42                 4.41
  100-10          4.43                 4.42                 4.41                 4.40
--------------------------------------------------------------------------------------------------
Average Life           3.51                 3.10                 2.76                2.49
 First Pay           06/15/04             02/15/04             11/15/03             09/15/03
 Last Pay            04/15/06             10/15/05             05/15/05             12/15/04

Treasury Benchmarks      1YR   2YR   3YR   4YR   5YR   7YR   10YR   30YR
-------------------      ---   ---   ---   ---   ---   ---   ----   ----
              Yield
             Coupon

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                        Page 1

                                  Yield Table


      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                            Settle as of 10/31/01



                       150.00 MHP           175.00 MHP           200.00 MHP          225.00 MHP
                  -----------------    -----------------    -----------------    -----------------
  Price           Yield    Duration    Yield    Duration    Yield    Duration    Yield    Duration
  -----           -----    --------    -----    --------    -----    --------    -----    --------
  100-11          4.42                 4.41                 4.40                 4.38
  100-12          4.41     3.181       4.40     2.831       4.39     2.545       4.37     2.306
  100-13          4.40                 4.39                 4.37                 4.36
  100-14          4.39                 4.38                 4.36                 4.34
  100-15          4.39                 4.37                 4.35                 4.33
  100-16          4.38                 4.36                 4.34                 4.32
  100-17          4.37     3.182       4.35     2.832       4.32     2.546       4.30     2.307
  100-18          4.36                 4.33                 4.31                 4.29
--------------------------------------------------------------------------------------------------
Average Life           3.51                 3.10                 2.76                2.49
 First Pay           06/15/04             02/15/04             11/15/03            09/15/03
 Last Pay            04/15/06             10/15/05             05/15/05            12/15/04


Treasury Benchmarks      1YR   2YR   3YR   4YR   5YR   7YR   10YR   30YR
-------------------      ---   ---   ---   ---   ---   ---   ----   ----
              Yield
             Coupon

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                  Yield Table

      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                            Settle as of 10/31/01

                           Bond Summary - Class A-4
                -----------------------------------------------
                Fixed Coupon:   5.380
                    Orig Bal:   120,000,000


                      Factor:   1.0000000
                 Factor Date:   10/15/01       Next Pmt:  11/15/01
                       Delay:   0                 Cusip:  0


                       150.00 MHP           175.00 MHP           200.00 MHP          225.00 MHP
                  -----------------    -----------------    -----------------    -----------------
  Price           Yield    Duration    Yield    Duration    Yield    Duration    Yield    Duration
  -----           -----    --------    -----    --------    -----    --------    -----    --------
  99-14           5.56     4.600       5.58     4.133       5.59     3.760       5.61     3.428
  99-15           5.56                 5.57                 5.58                 5.60
  99-16           5.55                 5.56                 5.57                 5.59
  99-17           5.54                 5.55                 5.57                 5.58
  99-18           5.54                 5.55                 5.56                 5.57
  99-19           5.53     4.602       5.54     4.134       5.55     3.761       5.56     3.430
  99-20           5.52                 5.53                 5.54                 5.55
  99-21           5.52                 5.52                 5.53                 5.54
  99-22           5.51                 5.52                 5.52                 5.53
  99-23           5.50                 5.51                 5.52                 5.52
  99-24           5.50     4.603       5.50     4.136       5.51     3.763       5.51     3.431
  99-25           5.49                 5.49                 5.50                 5.50
  99-26           5.48                 5.49                 5.49                 5.50
  99-27           5.47                 5.48                 5.48                 5.49
  99-28           5.47                 5.47                 5.47                 5.48
  99-29           5.46     4.605       5.46     4.137       5.47     3.764       5.47     3.432
  99-30           5.45                 5.46                 5.46                 5.46
  99-31           5.45                 5.45                 5.45                 5.45
  100-00          5.44                 5.44                 5.44                 5.44
  100-01          5.43                 5.43                 5.43                 5.43
  100-02          5.43     4.606       5.43     4.139       5.42     3.765       5.42     3.433
  100-03          5.42                 5.42                 5.42                 5.41
  100-04          5.41                 5.41                 5.41                 5.40
  100-05          5.41                 5.40                 5.40                 5.40
  100-06          5.40                 5.40                 5.39                 5.39
  100-07          5.39     4.608       5.39     4.140       5.38     3.767       5.38     3.434
  100-08          5.39                 5.38                 5.37                 5.37
  100-09          5.38                 5.37                 5.37                 5.36
  100-10          5.37                 5.37                 5.36                 5.35
--------------------------------------------------------------------------------------------------
Average Life           5.46                 4.82                 4.33                 3.91
First Pay            04/15/06             10/15/05             05/15/05             12/15/04
Last Pay             11/15/08             01/15/08             06/15/07             11/15/06

Treasury Benchmarks      1YR   2YR   3YR   4YR   5YR   7YR   10YR   30YR
-------------------      ---   ---   ---   ---   ---   ---   ----   ----
              Yield
             Coupon


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                        Page 3

                                  Yield Table

      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                             Settle as of 10/31/01



                       150.00 MHP           175.00 MHP           200.00 MHP          225.00 MHP
                  -----------------    -----------------    -----------------    -----------------
  Price           Yield    Duration    Yield    Duration    Yield    Duration    Yield    Duration
  -----           -----    --------    -----    --------    -----    --------    -----    --------
  100-11          5.37                 5.36                 5.35                 5.34
  100-12          5.36     4.609       5.35     4.141       5.34     3.768       5.33     3.436
  100-13          5.35                 5.34                 5.33                 5.32
  100-14          5.35                 5.34                 5.32                 5.31
  100-15          5.34                 5.33                 5.32                 5.30
  100-16          5.33                 5.32                 5.31                 5.30
  100-17          5.33     4.611       5.31     4.143       5.30     3.769       5.29     3.437
  100-18          5.32                 5.31                 5.29                 5.28
--------------------------------------------------------------------------------------------------
Average Life           5.46                 4.82                 4.33                 3.91
 First Pay           04/15/06             10/15/05             05/15/05             12/15/04
 Last Pay            11/15/08             01/15/08             06/15/07             11/15/06

Treasury Benchmarks      1YR   2YR   3YR   4YR   5YR   7YR   10YR   30YR
-------------------      ---   ---   ---   ---   ---   ---   ----   ----
              Yield
             Coupon

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                        Page 4

                                  Yield Table

      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                            Settle as of 10/31/01

                           Bond Summary - Class M-1
                -----------------------------------------------
                Fixed Coupon:   6.710
                    Orig Bal:   99,097,475


                      Factor:   1.0000000
                 Factor Date:   10/15/01       Next Pmt:  11/15/01
                       Delay:   0                 Cusip:  0


                       150.00 MHP           175.00 MHP           200.00 MHP          225.00 MHP
                  -----------------    -----------------    -----------------    -----------------
  Price           Yield    Duration    Yield    Duration    Yield    Duration    Yield    Duration
  -----           -----    --------    -----    --------    -----    --------    -----    --------
  99-14           6.88     7.375       6.89     6.911       6.89     6.449       6.90     6.054
  99-15           6.88                 6.88                 6.89                 6.89
  99-16           6.87                 6.88                 6.88                 6.89
  99-17           6.87                 6.87                 6.88                 6.88
  99-18           6.86                 6.87                 6.87                 6.88
  99-19           6.86     7.380       6.86     6.915       6.87     6.453       6.87     6.058
  99-20           6.86                 6.86                 6.86                 6.87
  99-21           6.85                 6.85                 6.86                 6.86
  99-22           6.85                 6.85                 6.85                 6.86
  99-23           6.84                 6.85                 6.85                 6.85
  99-24           6.84     7.385       6.84     6.919       6.84     6.457       6.85     6.061
  99-25           6.83                 6.84                 6.84                 6.84
  99-26           6.83                 6.83                 6.83                 6.84
  99-27           6.83                 6.83                 6.83                 6.83
  99-28           6.82                 6.82                 6.82                 6.83
  99-29           6.82     7.389       6.82     6.923       6.82     6.461       6.82     6.065
  99-30           6.81                 6.81                 6.81                 6.81
  99-31           6.81                 6.81                 6.81                 6.81
  100-00          6.80                 6.80                 6.80                 6.80
  100-01          6.80                 6.80                 6.80                 6.80
  100-02          6.80     7.394       6.80     6.927       6.79     6.465       6.79     6.068
  100-03          6.79                 6.79                 6.79                 6.79
  100-04          6.79                 6.79                 6.79                 6.78
  100-05          6.78                 6.78                 6.78                 6.78
  100-06          6.78                 6.78                 6.78                 6.77
  100-07          6.78     7.398       6.77     6.931       6.77     6.468       6.77     6.072
  100-08          6.77                 6.77                 6.77                 6.76
  100-09          6.77                 6.76                 6.76                 6.76
  100-10          6.76                 6.76                 6.76                 6.75
--------------------------------------------------------------------------------------------------
Average Life          11.07                10.06                 9.13                  8.37
 First Pay           08/15/07             01/15/07             06/15/06             01/15/06
 Last Pay            11/15/17             06/15/16             04/15/15             03/15/14


Treasury Benchmarks      1YR   2YR   3YR   4YR   5YR   7YR   10YR   30YR
-------------------      ---   ---   ---   ---   ---   ---   ----   ----
              Yield
             Coupon

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                        Page 5

                                            Yield Table

 0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                             Settle as of 10/31/01


                       150.00 MHP           175.00 MHP           200.00 MHP          225.00 MHP
                  -----------------    -----------------    -----------------    -----------------
  Price           Yield    Duration    Yield    Duration    Yield    Duration    Yield    Duration
  -----           -----    --------    -----    --------    -----    --------    -----    --------
  100-11          6.76                 6.76                 6.75                 6.75
  100-12          6.75     7.403       6.75     6.936       6.75     6.472       6.74     6.075
  100-13          6.75                 6.75                 6.74                 6.74
  100-14          6.75                 6.74                 6.74                 6.73
  100-15          6.74                 6.74                 6.73                 6.73
  100-16          6.74                 6.73                 6.73                 6.72
  100-17          6.73     7.408       6.73     6.940       6.72     6.476       6.72     6.079
  100-18          6.73                 6.72                 6.72                 6.71
--------------------------------------------------------------------------------------------------
Average Life          11.07                10.06                 9.13                  8.37
 First Pay           08/15/07             01/15/07             06/15/06             01/15/06
 Last Pay            11/15/17             06/15/16             04/15/15             03/15/14


Treasury Benchmarks      1YR   2YR   3YR   4YR   5YR   7YR   10YR   30YR
-------------------      ---   ---   ---   ---   ---   ---   ----   ----
              Yield
             Coupon

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                        Page 6

                                  Yield Table

      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                             Settle as of 10/31/01

                           Bond Summary - Class M-2
                -----------------------------------------------
                Fixed Coupon:   7.240
                    Orig Bal:   77,862,302


                      Factor:   1.0000000
                 Factor Date:   10/15/01       Next Pmt:  11/15/01
                       Delay:   0                 Cusip:  0


                       150.00 MHP           175.00 MHP           200.00 MHP          225.00 MHP
                  -----------------    -----------------    -----------------    -----------------
  Price           Yield    Duration    Yield    Duration    Yield    Duration    Yield    Duration
  -----           -----    --------    -----    --------    -----    --------    -----    --------
  99-14           7.43     7.164       7.43     6.725       7.44     6.288       7.45     5.912
  99-15           7.42                 7.43                 7.43                 7.44
  99-16           7.42                 7.42                 7.43                 7.43
  99-17           7.42                 7.42                 7.42                 7.43
  99-18           7.41                 7.42                 7.42                 7.42
  99-19           7.41     7.168       7.41     6.730       7.41     6.292       7.42     5.916
  99-20           7.40                 7.41                 7.41                 7.41
  99-21           7.40                 7.40                 7.40                 7.41
  99-22           7.39                 7.40                 7.40                 7.40
  99-23           7.39                 7.39                 7.39                 7.40
  99-24           7.39     7.173       7.39     6.734       7.39     6.296       7.39     5.919
  99-25           7.38                 7.38                 7.38                 7.39
  99-26           7.38                 7.38                 7.38                 7.38
  99-27           7.37                 7.37                 7.37                 7.38
  99-28           7.37                 7.37                 7.37                 7.37
  99-29           7.36     7.178       7.36     6.738       7.37     6.300       7.37     5.923
  99-30           7.36                 7.36                 7.36                 7.36
  99-31           7.35                 7.35                 7.36                 7.36
  100-00          7.35                 7.35                 7.35                 7.35
  100-01          7.35                 7.35                 7.35                 7.34
  100-02          7.34     7.182       7.34     6.742       7.34     6.304       7.34     5.927
  100-03          7.34                 7.34                 7.34                 7.33
  100-04          7.33                 7.33                 7.33                 7.33
  100-05          7.33                 7.33                 7.33                 7.32
  100-06          7.32                 7.32                 7.32                 7.32
  100-07          7.32     7.187       7.32     6.747       7.32     6.308       7.31     5.930
  100-08          7.32                 7.31                 7.31                 7.31
  100-09          7.31                 7.31                 7.31                 7.30
  100-10          7.31                 7.30                 7.30                 7.30
--------------------------------------------------------------------------------------------------
Average Life          11.07                10.06                 9.13                 8.37
 First Pay           08/15/07             01/15/07             06/15/06             01/15/06
 Last Pay            11/15/17             06/15/16             04/15/15             03/15/14


Treasury Benchmarks      1YR   2YR   3YR   4YR   5YR   7YR   10YR   30YR
-------------------      ---   ---   ---   ---   ---   ---   ----   ----
              Yield
             Coupon

This Information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                        Page 7

                                  Yield Table

      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                            Settle as of 10/31/01



                       150.00 MHP           175.00 MHP           200.00 MHP          225.00 MHP
                  -----------------    -----------------    -----------------    -----------------
  Price           Yield    Duration    Yield    Duration    Yield    Duration    Yield    Duration
  -----           -----    --------    -----    --------    -----    --------    -----    --------
  100-11          7.30                 7.30                 7.30                 7.29
  100-12          7.30     7.192       7.29     6.751       7.29     6.311       7.29     5.934
  100-13          7.29                 7.29                 7.29                 7.28
  100-14          7.29                 7.29                 7.28                 7.28
  100-15          7.29                 7.28                 7.28                 7.27
  100-16          7.28                 7.28                 7.27                 7.27
  100-17          7.28     7.196       7.27     6.755       7.27     6.315       7.26     5.937
  100-18          7.27                 7.27                 7.26                 7.26
--------------------------------------------------------------------------------------------------
Average Life          11.07                10.06                 9.13                  8.37
 First Pay           08/15/07             01/15/07             06/15/06             01/15/06
 Last Pay            11/15/17             06/15/16             04/15/15             03/15/14


Treasury Benchmarks      1YR   2YR   3YR   4YR   5YR   7YR   10YR   30YR
-------------------      ---   ---   ---   ---   ---   ---   ----   ----
              Yield
             Coupon


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                        Page 8